UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

SBC Medical Group Holdings Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41462	88-1192288
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Spectrum Center Dr., STE 300	92618
Irvine, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (949) 593-0250

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SBC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SBCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 8, 2026, the date of the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of SBC Medical Group Holdings Incorporated (the “Company”), the Company notified the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”), that as of the Annual Meeting, the Company would cease to be in compliance with the Nasdaq independence rules related to membership of the board of directors (the “Board”) and the Audit Committee, due to Mike Sayama’s decision to not seek re-election at the Annual Meeting, as previously disclosed.

On July 10, 2026, the Company received written notice from Nasdaq’s Listing Qualifications Department stating that, as a result of Mr. Sayama’s departure and no longer serving as a member of the Company’s Board and Audit Committee, the Company no longer complies with Nasdaq’s independent director and audit committee requirements as set forth in Listing Rule 5605. However, consistent with Listing Rules 5605(b)(1)(A) and 5605(c)(4), Nasdaq will provide the Company with a cure period in order to regain compliance as follows:

●	until the earlier of the Company’s next annual shareholders’ meeting or July 9, 2027; or
●	if the next annual shareholders’ meeting is held before January 5, 2027, then the Company must evidence compliance no later than January 5, 2027.

Nasdaq Listing Rule 5605(b)(1), requires a majority of the Board to be comprised of independent directors under Nasdaq Listing Rule 5605(a)(2) and Nasdaq Listing Rule 5605(c)(2) requires the Audit Committee to consist of at least three members, each of whom is an independent director under the Nasdaq Listing Rules and meets the heightened independence standards applicable to audit committee members. In light of Mr. Sayama’s departure, the Company’s Board currently consists of four members, two of whom qualify as independent and the Audit Committee consists of two independent directors, in each case, based on the independence standards of the Nasdaq Listing Rules.

The Company will endeavor to achieve compliance as soon as possible and the Board is engaged in a search for a fifth independent director to join the Board prior to the expiration of the cure period; once the Board has identified a suitable candidate to serve as an independent director, it intends to increase the size of Board to five members and appoint the new independent director to the Board and each of the Audit Committee, the Nominating and Corporate Governance Committee and Compensation Committee, to serve as a third member of such committees in replacement of the positions previously held by Mr. Sayama until he ceased serving as a director.

The foregoing has no immediate effect on the Company’s Nasdaq listing, subject to compliance with the listing rules.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (the “Report”) is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Restated Charter

As further described under Item 5.07 of this Report, at the Annual Meeting, upon the recommendation of the Company’s Board, the Company’s stockholders approved the adoption of various amendments to the Company’s fifth amended and restated certificate of incorporation (the “Current Charter” and as amended and restated, the “Restated Charter”).

The material terms of the Restated Charter are described in the Company’s definitive Proxy Statement, dated May 28, 2026 (the “Proxy Statement”), under the following headings, and with the descriptions contained thereunder incorporated by reference herein.

●	Proposal No. 3–Amendment to Our Current Charter to Eliminate the Provision Specifying that Directors are Elected by a Plurality of the Votes Cast by Stockholders
●	Proposal No. 4–Amendment to Our Current Charter to Remove the Provision Stating that Directors May be Removed Only For Cause
●	Proposal No. 5–Amendment to Our Current Charter to Opt Out of Section 203 of the DGCL
●	Proposal No. 6–Amendment to Our Current Charter to Provide for Exculpation of Officers
●	Proposal No. 7–Amendment to Our Current Charter to Make other Technical Changes

The Restated Charter became effective upon the filing thereof with the Secretary of State of the State of Delaware on July 9, 2026.

The descriptions of the Restated Charter contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the Restated Charter, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Amended and Restated Bylaws

On July 8, 2026, the Board approved and adopted the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), effective as of such date, primarily to (i) reflect recent developments and clarifying revisions related to Delaware law and the federal securities laws (including with respect to stockholder proposals and meetings) and (ii) make other technical changes, in each case, as further described below.

The Amended and Restated Bylaws include the following revisions:

●	Updating quorum requirements such that a majority of the voting power of the issued and outstanding shares of stock of the Company entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders, and that where a separate vote by a class or series or classes or series of stock is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on such matter;
●	Updating the procedural and disclosure requirements for stockholder nominations of directors or proposals of other business at the Company’s meetings of stockholders (including both annual and special meetings of stockholders) under the Company’s advance notice provisions, including, without limitation, (1) incorporating universal proxy card rules pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended, (2) requiring additional representations of stockholders nominating a director or proposing business, (3) in the case of director nominations, requiring additional information about director nominees, requiring director nominees to complete a questionnaire with respect to such director nominee’s background and qualification, and requiring director nominees to make certain representations, (4) restricting the number of director nominees a stockholder may nominate for election at a special meeting of stockholders to the number of directors to be elected at such special meeting, and (5) providing that the chair of the meeting, subject to the supervision, discretion and control of the Board, shall have the power to determine whether any nomination or business was made or proposed in accordance with the procedural and disclosure requirements in the Amended and Restated Bylaws;
●	Providing that the chair of any meeting of stockholders shall have the right to prescribe such rules, regulations and procedures for meetings of stockholders;
●	Adding a provision that requires any director nominee that fails to receive a majority of votes cast in an election that is not a contested election to tender such nominee’s resignation, which resignation shall be reviewed by the Nominating and Corporate Governance Committee (or another committee designated by the Board) and such committee will recommend further action by the Board;
●	Clarifying applicable record dates for action by stockholders at meetings and by written consent;
●	Adding details on conduct of stockholder meetings, including adjournment procedures and updating notice requirements for adjourned meetings based on recent amendments to the General Corporation Law of the State of Delaware (the “DGCL”);
●	Modernizing provisions related to Board activity;
●	Deleting provisions on forum selection and Bylaw amendments, which are addressed in the Restated Certificate;
●	Replacing gender-specific pronouns; and
●	Making other ministerial, clarifying and conforming changes.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and voted on the below proposals, which are described in more detail in the Proxy Statement. Of the 102,576,943 shares of the Company’s common stock outstanding (after deducting 270,000 shares held by a wholly-owned subsidiary of the Company) and entitled to vote, as of the record date of May 20, 2026 (close of business (ET)), 93,987,291 shares were represented at the Annual Meeting, either in person or by proxy, constituting a quorum. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

Proposal No. 1–Election of Directors

The Company’s stockholders elected the following nominees as directors of the Company, each to serve until the 2027 annual meeting of stockholders, based upon the following votes:

Director/nominee	FOR	WITHHELD	BROKER NON-VOTE
Yoshiyuki Aikawa	90,426,406	1,137,647	2,423,238
Yuya Yoshida	90,404,411	1,159,642	2,423,238
Ken Edahiro	90,415,210	1,148,843	2,423,238
Fumitoshi Fujiwara	89,910,053	1,654,000	2,423,238

Proposal No. 2–Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of MaloneBailey, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026, based upon the following votes:

FOR	AGAINST	ABSTAIN
93,954,650	20,612	12,029

Proposal No. 3–Amendment to the Current Charter to Eliminate the Provision Specifying that Directors are Elected by a Plurality of the Votes Cast by Stockholders

The Company’s stockholders approved the Amendment as set forth in Proposal No. 3, based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
90,553,173	997,140	13,740	2,423,238

Proposal No. 4–Amendment to the Current Charter to Remove the Provision Stating that Directors May be Removed Only For Cause

The Company’s stockholders approved the Amendment as set forth in Proposal No. 4, based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
90,554,214	996,594	13,245	2,423,238

Proposal No. 5–Amendment to the Current Charter to Opt Out of Section 203 of the DGCL

The Company’s stockholders approved the Amendment as set forth in Proposal No. 5, based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
90,540,413	1,010,340	13,300	2,423,238

Proposal No. 6–Amendment to the Current Charter to Provide for Exculpation of Officers

The Company’s stockholders approved the Amendment as set forth in Proposal No. 6, based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
90,016,235	1,534,035	13,783	2,423,238

Proposal No. 7–Amendment to the Current Charter to Make other Technical Changes

The Company’s stockholders approved the Amendment as set forth in Proposal No. 7, based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
90,571,117	979,599	13,337	2,423,238

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of SBC Medical Group Holdings Incorporated
3.2	Amended and Restated Bylaws of SBC Medical Group Holdings Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Report contains forward-looking statements. Forward-looking statements are not historical facts or statements of current conditions but instead represent only the Company’s beliefs regarding future events and performance, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These forward-looking statements reflect the Company’s current views with respect to, among other things, updates to the composition of its board of directors and Nasdaq listing standards. In some cases, forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this Report and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on management’s current expectations and are not guarantees of future performance. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Factors that may cause actual results to differ materially from current expectations may emerge from time to time, and it is not possible for the Company to predict all of them; such factors include, among other things, changes in global, regional, or local economic, business, competitive, market and regulatory conditions, and those listed under the heading “Risk Factors” and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBC Medical Group Holdings Incorporated

Date:	July 14, 2026	By:	/s/ Yuya Yoshida
		Name:	Yuya Yoshida
		Title:	Chief Financial Officer and Chief Operating Officer